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                                                                    EXHIBIT 10.4


1.   BASIC LEASE TERMS

     a.   DATE OF LEASE:  February 4, 1997
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     b.   TENANT: ONYX Software Corporation, a Washington corporation
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          Trade Name: ONYX Software Corporation
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          Address (Leased Premises): 320 - 120th Avenue N.E., Bellevue, WA 98005
                                     -------------------------------------------
          Building/Unit: B/100
                         -------------------------------------------------------
          Address (For Notices): 320 - 120th Avenue N.E., Bellevue, WA 98005
                                 -----------------------------------------------

     c.   LANDLORD: WRC Properties, Inc., a Delaware corporation
                    ------------------------------------------------------------

          Address (For Notices): 730 Third Avenue, 7th Floor, New York,
                                 --------------------------------------
          New York 10017
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          with a copy to Koll Management Services, 22118 20th Avenue SE,
          Bothell, WA, 98021, Facsimile: (206) 487-2126; or to such other place as Landlord may from time to time designate by notice to Tenant.

     d.   TENANT'S USE OF PREMISES: General office
                                    --------------------------------------------
     e.   PREMISES AREA: Approximately      3,476           Rentable Square Feet
                                        ----------------------------------------
     f.   PROJECT AREA: Approximately     120,872           Rentable Square Feet
                                       -----------------------------------------

     g.   TERM OF LEASE: This Lease shall commence on  March 15, 1997  or such
                                                       --------------
          earlier or later date as is provided in Section 3 (the "Commencement Date"), and shall terminate on June 30, 1999.

     h.   BASE MONTHLY RENT: $5,504.00
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     i.   RENT ADJUSTMENT: [Intentionally Omitted]

     j.   ANNUAL EXPENSE BASE:  1997 Base Year
                               -------------------------------------------------

     k.   PREPAID RENT: $0.00
                        --------------------------------------------------------

     l.   SECURITY DEPOSIT: $5,504.00
                            ----------------------------------------------------
          NON-REFUNDABLE CLEANING FEE: $0.00
                                       -----------------------------------------
     m.   BROKER(S): Steve Schwartz/Bill Pollard - Pacific Real Estate Partners
                     -----------------------------------------------------------
                     Jim Kinerk - CB Commercial Real Estate Partners
                     -----------------------------------------------------------

     n.   GUARANTORS N/A
                     -----------------------------------------------------------

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     o.   ADDITIONAL SECTIONS:
          Additional sections of this lease numbered 29 through 30 are attached
                                                     --         --
          hereto and made a part hereof. If none, so state in the following space --.
                ----

     p.   ADDITIONAL EXHIBITS:
          Additional exhibits lettered A through E are attached hereto and made
                                       -         -
          a part hereof. If none, so state in the following space  --.
                                                                  ----

2.   PREMISES/COMMON AREAS/PROJECT

     A.   PREMISES

     Landlord leases to Tenant the premises described in Section 1 and in Exhibit A (the "Premises"), located in this project described on Exhibit B (the "Project"). By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do. Tenant represents and warrants that it agrees with the square footage specified for the Premises and the Project in
Section 1 and will not hereafter challenge such determination and agreement.

     B.   COMMON AREAS

     As used in this Lease, "Common Areas" shall mean all portions of the Project not leased or demised for lease to specific tenants. During the Lease Term, Tenant and its licensees, invitees, customers and employees shall have the non-exclusive right to use the public portions of the Common Areas, including all parking areas, landscaped areas, entrances, lobbies, elevators, stairs, corridors, and public restrooms in common with Landlord, other Project tenants and their respective licensees, invitees, customers and employees. Landlord shall at all times have exclusive control and management of the Common Areas and no diminution thereof shall be deemed a constructive or actual eviction or entitle Tenant to compensation or a reduction or abatement of rent. Landlord in its discretion may increase, decrease or change the number, locations and dimensions of any Common Areas and other improvements shown on Exhibit A which are not within the Premises, provided only that (subject to temporary construction inconveniences) no decrease or rearrangement may materially disrupt the use or access to the Premises or materially decrease the availability of parking.

     C.   PROJECT

     Landlord reserves the right in its sole discretion to modify or alter the configuration or number of buildings in the Project, provided only that upon such

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modification or alteration, the Project Area as set forth in Section l(f)
shall be adjusted to reflect such modification or alteration.

3.   TERM

     The Commencement Date listed in Section 1 of this Lease represents an estimate of the Commencement Date. This Lease shall commence on the estimated Commencement Date if tenant improvement work required of Landlord pursuant to this Lease ("Landlord's Work") is substantially completed (as that term is used in the construction industry) by such date, but otherwise the Commencement Date shall be first to occur of the following events (i) the date on which Landlord notifies Tenant that Landlord's Work is substantially complete, (ii) the date on which Tenant takes possession or commences beneficial occupancy of the Premises, or (iii) if substantial completion of Landlord's Work is delayed due to Tenant's failure to perform its obligations under this Lease, then the date determined by Landlord as the date upon which Landlord's Work would have been substantially completed, but for Tenant's failure to perform. If this Commencement Date is later than the Section 1 Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. Notwithstanding the foregoing, if Tenant is not permitted access to use the Premises for the purposes described in Section l(d) within thirty (30) days of the Commencement Date, this Lease shall be voidable at the discretion of the Tenant by notice given by Tenant to Landlord within three (3) days after expiration of such thirty (30) day period. Landlord shall confirm the Commencement Date by written notice to Tenant. This Lease shall be for a term ("Lease Term") beginning on the Commencement Date and ending on the Expiration Date, unless extended or sooner terminated in accordance with the terms of this Lease. All provisions of this Lease, other than those relating to payment of Base Monthly Rent and Additional Rent, shall become effective upon the first to occur of (a) the date that Tenant or its officers, agents, employees or contractors is first present on the Premises, whether for inspection, construction, installation or other purposes, or (b) such other date, if any, as may be specified in an Exhibit hereto.

4.   RENT

     A.   BASE RENT

     Tenant shall pay Landlord monthly base rent in the initial amount in
Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's Base Monthly Rent and Tenant's Share of Expenses is due and payable upon execution of this Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees

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that if Tenant breaches the Lease and fails to cure such breach within the applicable cure period, if any, and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possession is terminated by Landlord because of Tenant's breach of the Lease, the rental abatement period shall be deemed extinguished, and there shall be immediately due from Tenant to Landlord, in addition to any damages otherwise due Landlord under the terms and conditions of the Lease, Base Monthly Rent prorated for the entirety of the rental abatement period at the average Base Monthly Rent for the Lease, plus any and all other charges (such as Expenses) that were abated during such rental abatement period.

     For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated Rents, provided herein, to the periods which correspond to the actual Rent payments as provided under the terms and conditions of this agreement.

     B.   RENT ADJUSTMENT

          1)  COST OF LIVING ADJUSTMENT

     If Section i.i(l) is initialed, the Base Monthly Rent shall be subject to increase on each annual anniversary of the first day of the first full calendar month after the Commencement Date (the "Anniversary Date"). The base for computing the increase is the Consumer Price Index All Urban Consumers U.S. City Average (1982-84=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is in effect on the ninetieth (90th) day preceding the Commencement Date ("Beginning Index"). The Index published and in effect on the ninetieth (90th) day preceding each Anniversary Date ("Extension Index") is to be used in determining the amount of the increase from one year to the next. Beginning with the Rent due on and after the first anniversary the Base Monthly Rent shall be increased to equal the product achieved by multiplying the full Base Monthly Rent due with respect to the month immediately preceding such anniversary date by a fraction. On the first Anniversary Date, the numerator of the fraction will be the Extension Index and the denominator will be the Beginning Index. On the second and any subsequent Anniversary Date, the numerator of the fraction will be the current Extension Index and the denominator will be the Extension Index used to calculate the previous year's Base Monthly Rental increase. If there is a decline from one lease year to the next in the Extension Index, the Base Monthly Rent due during the subsequent lease year shall equal the Base Monthly Rent due during the then present lease year.

     If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor

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Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

          2)  STEP INCREASE

     If Section l.i.(2) is initialed, Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in Section 1.I.(2).

     C.   EXPENSES

     The purpose of this Section 4.3 is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on January 1, 1998, Tenant shall each month pay to Landlord one-twelfth (1/12) of Tenant's Share of Expenses related to the Project. As used in this Lease, "Tenant's Share" shall mean the Premises Area, as defined in Section l.e, divided by the Project Area, as defined in Section l.f, and "Tenant's Share of Expenses" shall mean total Expenses for the Project, multiplied by Tenant's Share, minus the Annual Expense Base set forth in Section 1(j). Landlord may specially allocate individual expenses where and in the manner necessary, in Landlord's discretion, to appropriately reflect the consumption of the expense or service. For example where some but not all premises in the Project have HVAC, Landlord may reallocate Project Expenses for HVAC to all premises utilizing HVAC to be apportioned on a per square foot basis, or could allocate to each premises utilizing HVAC the cost of maintaining that space's individual unit. In the event the average occupancy level of the Project for any year is less than ninety five percent (95%), the actual Expenses for such year shall be proportionately adjusted to reflect those costs which Landlord estimates would have been incurred, had the Project been ninety five percent (95%) occupied during such year.

          1)  EXPENSES DEFINED

     The term "Expenses" shall mean all costs and expenses of the ownership, operation, maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

          (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project,

          (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

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          (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking Areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.

          (d) Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimization of increases which would have otherwise occurred).

          (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by Rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state federal or any improvement or other district, whether such tax is (l) determined by the value of the Project or the Rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project, (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project, (5) based on any parking spaces or parking facilities provided in the Project, or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

          (f) Landlord agrees that Expenses as defined in Section 4(c) shall not include leasing commissions; payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Project; depreciation of the

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capital cost of capital improvements except as provided at 4(c)(1)(d);
Landlord's executive salaries, management fees in excess of market rates; costs resulting from defective design or construction of the Project; costs incurred in connection with entering into new leases; or costs of disputes under existing leases. In no event shall Expenses include any charge for which Landlord receives reimbursement from insurance or from another Tenant, nor shall any item of Expense be counted more than once, nor shall Landlord collect more than one hundred percent (100%) of Expenses.

          2)  ANNUAL ESTIMATE OF EXPENSES, TENANT'S SHARE

     At the commencement of each calendar year, beginning with calendar year 1998, Landlord shall estimate Tenant's share of Expenses for the remainder of the calendar year, and at the commencement of each calendar year thereafter,' Landlord shall estimate Tenant's Share of Expenses for the coming year by multiplying the estimated annual Project Expenses by Tenant's Share and subtracting the Annual Expense Base.

          3)  MONTHLY PAYMENT OF EXPENSES

     Tenant shall pay to Landlord, monthly in advance, as Additional Rent, one-twelfth (1/12) of the Annual Estimate of Tenant's Share of Expenses beginning on January 1, 1998. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's Share of Expenses. If the Additional Rent paid by Tenant under this Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's Share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within 30 days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due, failure to so notify Landlord shall represent final determination of Tenant's Share of Expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to Tenant's Share of Expenses due under this
Section 4.c.3, or if the Lease has expired or been terminated, any overpayment net of other sums due from Tenant to Landlord shall be refunded to Tenant by check.

          4)  RENT WITHOUT OFFSET AND LATE CHARGE

     As used herein, "Rent" shall mean all monetary sums due from Tenant to Landlord. All Base Monthly Rent shall be paid by Tenant to Landlord without prior

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notice or demand in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as landlord may designate in writing from time to time. Whether or not so designated, all other sums due from Tenant under this Lease shall constitute Additional Rent, payable without prior notice or demand when specified in this Lease, but if not specified, then within ten (10) days of demand. All Rent shall be paid without any deduction or offset whatsoever. All Rent shall be paid in lawful currency of the United States of America. Proration of Rent due for any partial month shall be calculated by dividing the number of days in the month for which Rent is due by the actual number of days in that month and multiplying by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any Rent or other sum due from Tenant is not received by the end of the 10th day after due (i.e. by the end of the 10th day of the month for sums due on the first), Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent Rent or other sums, plus this late charge, shall bear interest at the rate of 12 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of Rent or other sums due by money order or cashier's check.

5.   PREPAID RENT

     Upon the execution of this Lease, Tenant shall, in addition to the payment of the first month's Rent as set forth in Section 4.a, pay to Landlord the prepaid Rent set forth in Section l.k, and if Tenant is not in default of any provisions of this Lease, such prepaid Rent shall be applied toward the Base Monthly Rent for the months set forth in Section l.k. Landlord's obligations with respect to the prepaid Rent are those of a debtor and not of a trustee, and Landlord can commingle the prepaid Rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the prepaid Rent. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid Rent; however, such endorsement and cashing shall not constitute Landlord's

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acceptance of this Lease. In the event Landlord does not accept this Lease,
Landlord shall return said prepaid Rent.

6.   DEPOSIT

     Upon execution of this Lease, Tenant shall deposit a security deposit and a cleaning fee as set forth in Section 1.1 with Landlord. If Tenant is in default, Landlord, upon 5 days notice, can use the security deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to restore the security deposit to its full amount. In no event will Tenant have the right to apply any part of the security deposit to any Rent or other sums due under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant, and retain the cleaning fee, which shall equal 10% of first month's Base Monthly Rent or $125, whichever is greater. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlords general funds. Landlord shall not be required to pay Tenant interest on the deposit. Upon full execution of the lease, Landlord shall be entitled to endorse and cash Tenant's prepaid deposit. Each time the Base Monthly Rent is increased, Tenant shall deposit additional funds with Landlord sum sufficient to increase the security deposit to an amount which bears the same relationship to the adjusted Base Monthly Rent as the initial security deposit bore to the initial Base Monthly Rent.

7.   USE OF PREMISES AND PROJECT FACILITIES

     Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant acknowledges that,

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except for Landlord's obligations pursuant to Section 13, Tenant is solely responsible for ensuring that the Premises comply with any and all governmental regulations applicable to Tenant's conduct of business on the Premises, and that Tenant is solely responsible for any alterations or improvements that may be required by such regulations, now existing or hereafter adopted. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8.   HAZARDOUS SUBSTANCES; DISRUPTIVE ACTIVITIES

     A.   HAZARDOUS SUBSTANCES

          (1) Presence and Use of Hazardous Substances. Tenant shall not, without Landlord's prior written consent, keep on or around the Premises, Common Areas or Building, for use, disposal, treatment, generation, storage or sale, any substances designed as, or containing components designated as hazardous, dangerous, toxic or harmful (collectively referred to as "Hazardous Substances"), and/or is subject to regulation, statute or ordinance. With respect to any such Hazardous Substance, Tenant shall:

                (i) Comply promptly, timely, and completely with all governmental requirements for reporting, keeping, and submitting manifests, and obtaining and keeping current identification numbers;

                (ii) Submit to Landlord true and correct copies of all reports, manifests, and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities;

                (iii) Within five (5) days of Landlord's request, submit written reports to Landlord regarding Tenant's use, storage, treatment, transportation, generation, disposal or sale of Hazardous Substances and provide evidence

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satisfactory to Landlord of Tenant's compliance with the applicable government regulations;

               (iv) Allow Landlord or Landlord's agent or representative to come on the premises at all times to check Tenant's compliance with all applicable governmental regulations regarding Hazardous Substances;

               (v) Comply with minimum levels, standards or other performance standards or requirements which may be set forth or established for certain Hazardous Substances (if minimum standards or levels are applicable to Hazardous Substances present on the Premises, such levels or standards shall be established by an on-site inspection by the appropriate governmental authorities and shall be set forth in an addendum to this Lease); and

               (vi) Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment, and disposal of Hazardous Substances.

          (2) Any and all costs incurred by Landlord and associated with Landlord's monitoring of Tenant's compliance with this Section 8, including Landlord's attorneys' fees and costs, shall be Additional Rent and shall be due and payable to Landlord immediately upon demand by Landlord.

     B.   CLEANUP COSTS, DEFAULT AND INDEMNIFICATION

          (1) Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building.

          (2) Tenant shall indemnify, defend and save Landlord and Landlord's lender, if any, harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's and Landlord's lender's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

          (3) Upon Tenant's default under this Section 8, in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

               (i) At Landlord's option, to terminate this Lease immediately; and/or

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               (ii) To recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by Landlord and other tenants of the Building, any and all damages and claims asserted by third parties and Landlord's attorneys' fees and costs.

     C.   DISRUPTIVE ACTIVITIES.  Tenant shall not:

          (1) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not, outside the Premises, be materially different that the light or heat from other sources outside the Premises;

          (2) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

          (3) Create, or permit to be created, any ground vibration that is materially discernible outside the Premises;

          (4) Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, or about the Project; or

          (5) Create, or permit to be created, any noxious odor that is disruptive to the business operations of any other tenant in the Project.

9.   SIGNAGE

     All signing shall comply with rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to interior and exterior signs are described on Exhibit C. Tenant shall place no non-building standard window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible from the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent, other than provided for in this Lease. Any material violating this provision may be destroyed by Landlord, on three (3) days notice to Tenant, without compensation to Tenant.

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10.  PERSONAL PROPERTY TAXES

     Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

11.  PARKING

     Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a nonexclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited and any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense. The Project's parking ratio is currently at least 3.5 stalls per 1,000 square feet of rentable area. The stalls available to Tenant shall not be reduced below 3.0 stalls per 1,000 square feet of rentable area except as may be needed to accomplish compliance with changes in governmental regulations. As part of the overall parking ratio, Landlord shall at all times make available to Tenant designated covered stalls under Tenant's Building in a number not less than one stall per 1,000 rentable square feet of the Premises then under lease.

12.  UTILITIES

     Landlord shall furnish the Premises with electricity for office use, including lighting and low power usage (110 volt) for office machines and water for restroom facilities. Landlord shall also provide customary building or janitorial and trash disposal service on weekdays, other than holidays. From 7:00 a.m. to 6:00 p.m. on weekdays and 9:00 a.m. to 1:00 p.m. on Saturday, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish the Premises with heat and air conditioning services. If requested by Tenant, Landlord shall furnish heat and air conditioning services at times other than Normal Business Hours, and janitorial services on other days. The costs of all utilities and services provided pursuant to this Section 12 shall be Expenses allocated to Tenant as part of Tenant's Share of Expenses pursuant to Section 4.c. and 8.c.(1) above. Tenant shall pay when due and directly to the service provider any telephone or other services metered, chargeable or provided to the Premises and not charged as part of Tenant's Share of Expenses.

13.  MAINTENANCE

     Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including those portions of the systems lying outside the Premises, gutters and downspouts on the Building and the heating, ventilating and air conditioning system servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of Section 4.c. Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, storefronts, floors, ceilings, interior and exterior doors, exterior and interior windows and fixtures and interior plumbing as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

14.  ALTERATIONS

     Upon completion of the initial Premises improvements, Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent, which consent (in the case of non-structural alternations) shall not be unreasonably withheld. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the original condition, reasonable wear and tear excepted, before the last day of the term or within 30 days after notice of its election is given, whichever is later.

     Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

15.  RELEASE AND INDEMNITY

     A.   TENANT INDEMNITY

     Except as otherwise provided in this Section, Tenant shall indemnify, defend (using legal counsel acceptable to Landlord) and save Landlord harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Landlord's personnel and overhead costs and attorneys fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to, any property arising out of or in connection with (i)Tenant's occupation, use or improvement of the Premises, or that of its employees, agents or contractors, (ii) Tenant's breach of its obligations hereunder, or (iii) any act or omission of Tenant or any subtenant, licensee, assignee or concessionaire of Tenant, or of any officer, agent, employee, guest or invitee of Tenant, or of any such entity in or about the Premises. Tenant agrees that the foregoing indemnity specifically covers actions brought by its own employees. This indemnity with respect to acts or omissions during the term of this Lease shall survive termination or expiration of this Lease. The foregoing indemnity is specifically and expressly intended to, constitute a waiver of Tenant's immunity under Washington's Industrial insurance Act, RCW Title 51, to the extent necessary to provide Landlord with a full and complete indemnity from claims made by Tenant and its employees, to the extent provided herein. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Premises. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 8.F AND THIS SECTION 15 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

     B.   LANDLORD INDEMNITY

     Except as otherwise provided in this Section 15, Landlord shall indemnify, defend (using legal counsel acceptable to Tenant) and save Tenant harmless from all claims, suits, losses, fines, penalties, liabilities and expenses (including Tenant's personnel and overhead costs and attorneys' fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to, any property to the extent caused by negligent acts of Landlord on the Common Areas. Landlord agrees that the foregoing indemnity specifically covers actions brought by its own employees. This indemnity with respect to actions or omissions during the term of this Lease shall survive termination or expiration of this Lease. The foregoing indemnity is specifically and expressly intended to constitute a waiver of Landlord's immunity under Washington's Industrial Insurance Act, RCW Title 51, to the extent necessary to provide Tenant with a full and complete indemnity from claims made by Landlord and its employees to the extent provided herein. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 15 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

     C.   RELEASE

     Tenant hereby fully and completely waives and releases all claims against Landlord for any losses or other damages sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, including but not limited to: any defect in or failure of Project equipment; any failure to make repairs; any defect, failure, surge in, or interruption of Project facilities or services; any defect in or failure of Common Areas; broken glass; water leakage; the collapse of any Building component; or any act, omission or negligence of co-tenants, licensees or any other persons or occupants of the Building, provided only that the release contained in this Section 15.c shall not apply to claims for actual damage to persons or property (excluding consequential damages such as lost profits) resulting directly from Landlord's gross negligence or willful misconduct or Landlord's breach of its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant.

     D.   LIMITATION ON INDEMNITY

     In compliance with RCW 4.24.115 as in effect on the date of this Lease, all provisions of this Lease pursuant to which Landlord or Tenant (the "Indemnitor") agrees to indemnify the other (the "Indemnitee") against liability for damages arising out of bodily injury to Persons or damage to property relative to the construction, alteration, repair, addition to, subtraction from, improvement to, or maintenance of, any building, road, or other structure, project, development, or improvement attached to real estate, including the Premises, (i) shall not apply to damages caused by or resulting from the sole negligence of the Indemnitee, its agents or employees, and (ii) to the extent caused by or resulting from the concurrent negligence of (a) the Indemnitee or the Indemnitee's agents or employees, and (b) the Indemnitor or the Indemnitor's agents or employees, shall apply only to the extent of the Indemnitor's negligence; PROVIDED, HOWEVER, the limitations on indemnity set forth in this Section shall automatically and without further act by either Landlord or Tenant be deemed amended so as to remove any of the restrictions contained in this Section no longer required by then applicable law.

     E.   DEFINITIONS

     As used in any Section establishing indemnity or release of Landlord, "Landlord" shall include Landlord, its partners, officers, employees and contractors, and "Tenant" shall include Tenant and any person or entity claiming through Tenant.

16.  INSURANCE

     Tenant, at its cost, shall maintain public liability and property damage insurance and products liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its representatives, employees, invitees, and agents arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage- insurance shall insure performance by Tenant of the indemnity provisions of Section 15. Landlord shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations, including without limitation, all items of Tenant responsibility described in Section 13 in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. All insurance required to be provided by Tenant under this Lease shall release Landlord from any claims for damage to business or to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks insured against under any insurance policy carried by Tenant in force at the time of such damage. In addition, Tenant hereby independently releases Landlord from any and all claims for damage to business or to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks that would have been insured against under any insurance policy required by this Lease to be carried by Tenant, even if Tenant failed to so carry the required insurance. All insurance required to be provided by Tenant under this Lease: (a) shall be issued by Insurance companies authorized to do business in the state in which the premises are located with a financial rating of at least an A+XII status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary policy; and (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease. If Tenant fails at any time to maintain the insurance required by this Lease, and fails to cure such default within five (5) business days of written notice from Landlord then, in addition to all other remedies available under this Lease and applicable law, Landlord may purchase such insurance on Tenant's behalf and the cost of such insurance shall be Additional Rent due within ten (10) days of written invoice from Landlord to Tenant.

17.  DESTRUCTION

     If during the term, the Premises or Project are more than 10% destroyed from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within 90 days following such destruction, the Landlord shall notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice. If neither Landlord nor Tenant terminates this Lease as provided above, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of Base Monthly Rent and Tenant's Share of Expenses between the date of destruction and the date of completion of restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

18.  CONDEMNATION

     A.   TAKING

     If all of the Premises are taken by Eminent Domain, this Lease shall terminate as of the date Tenant is required to vacate the Premises and all Base and Additional Rent shall be paid to that date. The term "Eminent Domain" shall include the taking or damaging of property by, through or under any governmental or statutory authority, and any purchase or acquisition in lieu thereof, whether the damaging or taking is by government or any other person. If, in the reasonable judgment of Landlord, a taking of any part of the Premises by Eminent Domain renders the remainder thereof unusable for the business of Tenant (or the cost of restoration of the Premises is not commercially reasonable), the Lease may, at the option of either party, be terminated by written notice given to the other party not more than thirty (30) days after Landlord gives Tenant written notice of the taking, and such termination shall be effective as of the date when Tenant is required to vacate the portion of the Premises so taken. If this

Lease is so terminated, all Base and Additional Rent shall be paid to the date of termination. Whenever any portion of the Premises is taken by Eminent Domain and this Lease is not terminated, Landlord shall at its expense proceed with all reasonable dispatch to restore, to the extent of available proceeds and to the extent it is reasonably prudent to do so, the remainder of the Premises to the condition they were in immediately prior to such taking, and Tenant shall at its expense proceed with all reasonable dispatch to restore its personal property and all improvements made by it to the Premises to the same condition they were in immediately prior to such taking. The Base and Additional Rent payable hereunder shall be reduced from the date Tenant is required to partially vacate the Premises in the same proportion that the Rentable Area taken bears to the total Rentable Area of the Premises prior to taking.

     B.   AWARD

     Landlord reserves all right to the entire damage award or payment for any taking by Eminent Domain, and Tenant waives all claim whatsoever against Landlord for damages for termination of its leasehold interest in the Premises or for interference with its business. Tenant hereby grants and assigns to Landlord any right Tenant may now have or hereafter acquire to such damages and agrees to execute and deliver such further instruments of assignment as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant in moving Tenant's merchandise, furniture, trade fixtures and equipment, provided, however that Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not out of or as part of Landlord's damages.

19.  ASSIGNMENT OR SUBLEASE

     Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent which Landlord may withhold or condition in its sole discretion, provided only that (a) Landlord shall consent to a merger or combination and associated assignment or sublease for the same use where (I) the succeeding entity has a net worth equal to or greater than that of Tenant immediately prior to the assignment or sublease and (ii) Tenant's management team is a substantial part of the management team of the successor entity and
(b) Landlord shall consent to a sublease for the same use to a subtenant of equal or greater financial strength from Tenant. No assignment or sublease shall release Tenant from the obligation to perform all obligations under this

Lease. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 19 shall not apply to corporations the stock of which is traded through an exchange or over the counter. All rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater, not to exceed $250 per transaction.

     No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease; or (c) if in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

20.  DEFAULT

     The occurrence of any of the following shall constitute a default by
Tenant: (a) a failure to pay Rent or other charge when due provided that Landlord shall not exercise any of its rights under this Section 20 until Landlord has given Tenant notice of such default and Tenant has failed to pay such rent or other charge within three (3) days of the effective date of such notice; (b) abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten consecutive days shall be conclusively deemed an abandonment and vacation); or
(c) failure to perform any other provision of this Lease, provided that Landlord shall not exercise any of its rights under this Section 20(c) until Landlord has given Tenant notice of such default and Tenant has failed to cure such default and provided further that if more than thirty (30) days are required to complete such performance, Landlord shall not exercise any of its rights if Tenant commences to cure such default within the thirty (30) day period and thereafter diligently pursues such cure completion. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

21.  LANDLORD'S REMEDIES

     Landlord shall have the following remedies if Tenant is in default and has failed to cure such default within any applicable cure period. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law): Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) the worth of the unpaid Rent that had been earned at the time of termination of Tenant's right to possession; (2) the worth of the amount of the unpaid Rent that would have been earned after the date of termination of Tenant's right to possession; (3) any other amount, including but not limited to, expenses incurred to relet the Premises, court, attorney and collection costs, necessary to compensate Landlord for all detriment caused by Tenant's default. "The Worth," as used for Item (1) in this Paragraph 21 is to be computed by allowing interest at the rate of 12 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. "The Worth" as used for Item (2) in this Paragraph 21 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

22.  ENTRY ON PREMISES

     Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times and upon reasonable notice except in an emergency, when no notice shall be required, for any of the following purposes:
(a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) to post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last 90 days of the teem, or during any period while Tenant is in default; (d) to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) to repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this Section 22. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any rights reserved in this Section 22. Landlord shall conduct his activities on the Premises as provided herein in a commercially reasonable manner so as to limit inconvenience, annoyance or disturbance to Tenant to the maximum extent practicable. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

23.  SUBORDINATION

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     Tenant, within ten days from notice from Landlord, shall execute and deliver to Landlord, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly Rent, the dates to which Rent has been paid in advance, and the amount of any security deposit and prepaid Rent. Failure to deliver this certificate to Landlord within ten days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

24.  NOTICE

     Any notice, demand or request required hereunder shall be given in writing to the party's facsimile number or address set forth in Section 1 hereof by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or facsimile; (c) overnight courier; or (d) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as above provided. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means with electronic confirmation of receipt. Any notice, demand or request sent pursuant to subsection (c) hereof shall be deemed received on the business day immediately following deposit with the overnight courier and, if sent pursuant to subsection (d), shall be deemed received forty-eight (48) hours following deposit in the U.S. mail.

25.  WAIVER

     No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease. TENANT SPECIFICALLY ACKNOWLEDGES

AND AGREES THAT, WHERE TENANT HAS RECEIVED A NOTICE TO CURE DEFAULT (WHETHER RENT OR NON-RENT), NO ACCEPTANCE BY LANDLORD OF RENT SHALL BE DEEMED A WAIVER OF SUCH NOTICE, AND, INCLUDING BUT WITHOUT LIMITATION, NO ACCEPTANCE BY LANDLORD OF PARTIAL RENT SHALL BE DEEMED TO WAIVE OR CURE ANY RENT DEFAULT. LANDLORD MAY, IN ITS DISCRETION, AFTER RECEIPT OF PARTIAL PAYMENT OF RENT, REFUND SAME AND CONTINUE ANY PENDING ACTION TO COLLECT THE FULL AMOUNT DUE, OR MAY MODIFY ITS DEMAND TO THE UNPAID PORTION. IN EITHER EVENT THE DEFAULT SHALL BE DEEMED UNCURED UNTIL THE FULL AMOUNT IS PAID IN GOOD FUNDS.

26.  SURRENDER OF PREMISES; HOLDING OVER

     Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 14 herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable as provided under Washington law, by either party. All provisions of this Lease, except those pertaining to term and Rent, shall apply to the month-to-month tenancy. During any holdover term, Tenant shall pay Base Monthly Rent in an amount equal to 125% of Base Monthly Rent for the last full calendar month during the regular term plus 100% of Tenant's share of Expenses pursuant to Section 4.c.3.

27.  BUILDING PLANNING

     If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Project that is substantially the same in size, configuration and tenant improvements, such move (including out-of-pocket ancillary costs such as reprinting of stationary) to be at Landlord's sole cost and expense. Upon such move, the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space and Section 1 of this Lease shall be amended to include and state all correct data as to the new space. Notwithstanding the above, if Landlord notifies Tenant of Landlord's intention to exercise the relocation rights provided in this Section 27, Tenant may, within 30 days of receipt of such notice, notify Landlord of Tenant's intention to terminate this Lease. If Tenant so notifies Landlord, then either
(i) Landlord shall, within 30 days of receipt of Tenant's notice, rescind the relocation notice and this Lease shall continue unaltered, or (ii) this Lease shall terminate 90 days following Landlord's receipt of Tenant's notice without any liability to Landlord or Tenant for such early termination.

28.  MISCELLANEOUS PROVISIONS

     28.1   TIME OF ESSENCE

     Time is of the essence of each provision of this Lease.

     28.2   SUCCESSOR

     This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 19 herein.

     28.3.  LANDLORD'S CONSENT

     Except as otherwise specifically provided, any consent required by Landlord under this Lease must be granted in writing and may be withheld or conditioned by Landlord in its sole and absolute discretion.

     28.4   COMMISSIONS

     Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker identified in Section 1, who shall be compensated by Landlord. Landlord and Tenant recognize that it is possible that they may hereafter make additional agreements regarding further extension or renewal of this Lease or a new lease or leases for all or one or more parts of the Premises or other space in the Project for a term or terms commencing after the Commencement Date of this Lease. Landlord and Tenant recognize that it is also possible that they may hereafter modify this Lease to add additional space or to substitute space as part of the Premises. If any such additional agreements, new leases or modifications to this Lease are made, Landlord shall not have any obligation to pay any compensation to any real estate broker or to any other third person engaged by Tenant to render services to Tenant in connection with negotiating such matters, regardless of whether under the circumstances such person is or is not regarded by the law as an agent of Landlord.

     28.5 OTHER CHARGES

     If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to Rent, late charges, interest and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent Rent.

     28.6 FORCE MAJEURE

     Landlord shall not be deemed in default hereof nor liable for damages arising from its failure to perform its duties or obligations hereunder if such is due to causes beyond its reasonable control, including, but not limited to, acts of God, acts of civil or military authorities, fires, floods, windstorms, earthquakes, strikes or labor disturbances, civil commotion, delays in transportation, governmental delays or war.

     28.7 RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the building or Project of said tenant or occupant's lease or of any of said Rules and Regulations.

     28.8   LANDLORD'S SUCCESSORS

     In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     28.9   INTERPRETATION

     This Lease shall be construed and interpreted in accordance with the laws of the state in which premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

     28.10  CLEAN AIR ACT

     Tenant acknowledges that Landlord has not made any portion of the Premises or the Building accessible for smoking in compliance with WAC 296-62-12000. If Tenant wishes to make any portion of the Premises accessible for smoking, Tenant shall make all improvements necessary to comply with all applicable governmental rules and regulations. Tenant acknowledges that the indemnity contained in
Section 15 of the Lease includes, but is not limited to claims based on the presence of tobacco smoke as a result of the activities of Tenant, its employees, agents, or guests.

29.  TENANT IMPROVEMENTS

     Tenant may undertake the removal of one office and one wall in the Premises, as well as any required touch-up painting and carpet patching. Tenant may also install telephones, furniture, telecommunications cables and other equipment in the Premises as reasonably needed for the operation of its business activities. All such improvements, alterations and additions (other than Tenant's trade fixtures, furniture and equipment) shall become the property of the Landlord and shall remain in and be surrendered with the Premises at the termination of this Lease.

     All improvements, alterations and additions undertaken by Tenant shall be performed by a contractor approved to do work in the Project. Tenant shall cause all work to be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Premises. During construction, Tenant or its general contractor shall procure and maintain in effect all insurance coverages required under this Lease and any additional insurance coverage reasonably required by Landlord and customary for similar tenant improvement projects.

     Landlord agrees to reimburse Tenant for up to $5,000 for actual amounts paid to third parties for work done as described in this paragraph. Landlord will, within 30 from receipt of receipts for such work done, reimburse Tenant for these charges.

30.  CARDKEY SYSTEM

     Tenant shall be allowed to install a card access entry pad on the exterior of the main entrance to the Premises, so as to work in conjunction with its existing card key system in the Project. At the expiration of the Lease, Tenant at its own cost shall remove such card access entry pad and repair any damage resulting therefrom.

                              LANDLORD:


                              WRC PROPERTIES, INC.



                              By: /s/ JAMES P. GAROFALO
                                  ----------------------
                                  James Garofalo
                                  Assistant Secretary


                              TENANT:


                              ONYX SOFTWARE CORPORATION



                              By: /s/ FRASER BLACK
                                  ----------------------
                              Its:    C.F.O.
                                  ----------------------

STATE OF NEW YORK        )
                         )  ss.
COUNTY OF NEW YORK       )

     I certify that I know or have satisfactory evidence that James Garofalo is
                                                              --------------
the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Assistant Secretary of WRC Properties,
                                      -------------------    ---------------
Inc. to be the free and voluntary act of such party for the uses and purposes
----
mentioned in the instrument.

     Dated:    March 26, 1997
            --------------------


                                    /s/ DENISE SPOERING
                                    -------------------------------------
                                    (Signature)



                                    _____________________________________
                                    (Print Name)
                                    Notary Public, in and for the State
                                    of Washington, residing at___________
                                    My Commission Expires________________

STATE OF                 )
                         )  ss.
COUNTY OF                )

     I certify that I know or have satisfactory evidence that Fraser Black
                                                              ------------
is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the
instrument and acknowledged it as the    CFO     of ONYX Software Corporation
                                      ----------    -------------------------
to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  February 26, 1997
           ---------------------

                                    /s/ THERESA L. ARASIN
                                    -------------------------------
                                    (Signature)


                                    Theresa L. Arasin
                                    -------------------------------
                                    (Print Name)
                                    Notary Public, in and for the State
                                    of Washington, residing at Redmond, WA
                                                              -------------
                                    My Commission Expires March 12, 2000
                                                         ------------------

                           FIRST AMENDMENT TO LEASE
                            ADDITION OF SQUARE FEET


     WRC Properties, Inc., a Delaware corporation, Landlord and ONYX Software Corporation, a Washington corporation, Tenant, being parties to that certain Lease dated February 4, 1997 for premises located at 320 - 120th Avenue N.E., Bellevue, WA 98005 Building B, Unit 100 hereby express their mutual intent to extend the terms of the lease and amend the following clauses as of this 12th day of March, 1997.

     Effective the 7th day of April, 1997 the portions of the Lease as numbered below shall be amended to read as follows:

1.    b.  TENANT:                      ONYX Software Corporation, a Washington
                                       corporation
          Trade Name:                  ONYX Software Corporation
          Address (Initial Premises):  320 - 120th Avenue N.E., Suite 100,
                                       Bellevue, WA 98005
          (Expansion Premises):        310 - 120th Avenue N.E., Suite 205,
                                       Bellevue, WA 98005
          Address (For Notices):       320 - 120th Avenue N.E., Suite 100,
                                       Bellevue, WA 98005

                                             Building B                         Building A
                                             320 120th Avenue NE                330 120th Avenue NE
                                             Bellevue, WA  98005                Bellevue, WA  98005

1.  e.  Premises Area:                       3,476 rentable square feet         3,489 rentable square feet

1.  g.  Term of Lease:                       Commencement:  March 15, 1997      Commencement:  April 7, 1997
                                             Expiration:  June 30, 1999         Expiration:  June 30, 1999

1.  h.  Base Monthly Rent:                   $5,504.00                          $5,888.00

1.  L.  Security Deposit:                    $5,888.00*
         *To be applied to Suite A/205.

2.   PREMISES

     Landlord leases to Tenant the premises described in Section 1 and in Exhibit A, (the "Premises") and Exhibit A-1 ("Expansion Space"), located in this project described on Exhibit B and Exhibit B-1 (the "Projects"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in
Section 1 if the Project size is
increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

14.  ALTERATIONS

     Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent, which consent (in the case of non-structural alterations) shall not be unreasonably withheld. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. The parties acknowledge that Tenant is considering making specific alterations to the Expansion Space which will include eliminating an existing conference room and existing cabinets and which will also require alterations to existing carpet (collectively, the "Possible Alterations"). If Landlord approves and Tenant completes the Possible Alterations, upon expiration or termination of this Lease, Tenant shall deposit with Landlord the amount necessary, as determined by Landlord (the "Completion Deposit"), to complete the following: (i) construct a conference room with dimensions of at least 16' x 12' in approximately the same location as the existing conference room which will be eliminated as part of the Possible Alterations, using then-existing standard Project finishes; and (ii) to construct and install, in a location determined by Landlord, a minimum of eight (8) lineal feet of upper and lower cabinets, using then-existing Project standard finishes. Further, if Landlord approves and Tenant completes the Possible Alterations, upon expiration or termination of this Lease, Landlord shall be authorized to apply up to sixty percent (60%) of the Security Deposit for replacement of the carpet (standard Project grade) throughout the office portion of the Expansion Space. Tenant shall not owe the Completion Deposit and Landlord shall not be entitled to apply the 60% portion of the Security Deposit as provided herein if termination or expiration of the Lease occurs after June 30, 1999. Any alterations made shall remain on and be surrendered with the Premises except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises, other than the Possible Alterations. If Landlord so elects, at its own cost Tenant shall restore the Premises to the original condition, reasonable wear and tear excepted, before the last day of the term or within 30 days after notice of its election is given, whichever is later. Tenant may, at the time of requesting Landlord's consent to alterations, further request in writing that Landlord elect, at the time of granting consent, whether such alterations must be removed upon termination of the lease.

     Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

31.  EARLY OCCUPANCY

     Tenant shall be entitled to occupy the Premises for the purpose of construction of Tenant Improvements. If Tenant so occupies the Premises prior to the Commencement Duty then (i) all provisions of this Lease other than payment of Base Monthly Rent and Tenant's Share of Expenses shall be applicable from and after the date of Tenant's first occupancy, and (ii) Tenant shall pay Landlord, within fifteen (15) days of invoice, the cost of utility services used during construction as reasonably estimated by Landlord. If Tenant commences to do business at or from the Premsies prior to April 7, 1997, then Section 1 (g) shall be deemed amended to establish as the Commencement Date the day on which Tenant commenced to do business at or from the Premises.

     All other terms and conditions of the above described Lease shall remain in full force and effect.

     Landlord:  WRC Properties, Iliac.


     By: /s/ JAMES P. GAROFALO
        --------------------------------
              James Garofalo

     Its:   Assistant Secretary


     Tenant:  ONYX Software Corporation


     By: /s/ FRASER BLACK
        --------------------------------
                 Fraser Black

     Its:   CFO

STATE OF New York  )
                   ) ss.
COUNTY OF New York )

     I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Assistant Secretary of WRC Properties. Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                        Dated:    4/24/97
                                              ----------------------------------


                                        /s/ DENISE SPOERING
                                        ----------------------------------------
                                        (Signature)

                                        ________________________________________
                                        (Print Name)
                                        Notary Public, in and for the State of
                                        ___________, residing at_______________
                                        My Commission Expires    7/31/98
                                                             -------------------
STATE OF _______________________  )
                                  ) ss.
COUNTY OF ______________________  )

     I certify that I know or have satisfactory evidence that Fraser Black is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of ONYX Software Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                        Dated:      April 3, 1997
                                              ----------------------------------


                                        /s/ KURT LIEBER
                                       -----------------------------------------
                                       (Signature)

                                       /s/ Kurt Lieber
                                       -----------------------------------------
                                       (Print Name)

                                       Notary Public, in and for the State of
                                       WA, residing at Seattle My Commission
                                       --              -------
                                       Expires    2/04/98
                                               ------------

                           SECOND AMENDMENT TO LEASE
                            ADDITION OF SQUARE FEET

     That certain Leased dated February 4, 1997 by and between WRC Properties, Inc., a Delaware corporation, Landlord and ONYX Software Corporation, a Washington corporation, Tenant for the premises located at 320 1 20th Avenue N.E., Bellevue, WA 98005 Building B, Unit 100 is amended this 17th day of April, 1997 solely as hereinafter described.

     Effective the 1st day of May, 1997 the clauses below are substituted for like numbered clauses in the Lease agreement.


                           Building B                           Building A                       Building B
                           320 120th Avenue NE                  310 120th Avenue NE              330 120th Avenue NE
                           Suite 100                            Suite 205                        Suite 208
                           Bellevue, WA  98005                  Bellevue, WA  98005              Bellevue, WA  98005
1.  e. Premises Area:      3,476 rentable square feet           3,489 rentable square feet       1,403 rentable square feet

1.  g. Term                Commencement:  March 15, 1997        Commencement:  April 7, 1997     Commencement:  July 1, 1997 or date
 of Lease:                 Expiration:  June 30, 1999           Expiration:  June 30, 1999       of actual occupancy which shall be
                                                                                                 no later than September 1, 1997.
                                                                                                 Expiration:  June 30, 1999

1.  h.  Base Monthly       $5,504.00                            $5,888.00                        $2,368.00
           Rent:

1.  l.  Security Deposit*: $5,504.00*                           $5,888.00                        $2,368.00

     *of which $11,392.00 has previously been deposited with Landlord.

     2.   PREMISES

          Landlord leases to Tenant the premises described in Section 1 and in Exhibit A, (the Premises") and Exhibit A-1 and Exhibit A-2 ("Expansion Space"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do (see attached Exhibit D).

          All other terms and conditions of the above described Lease shall remain in full force and effect.

     Landlord:  WRC Properties, Inc.

     By:   JAMES P. GAROFALO
           -----------------
           James Garofalo

     Its: Assistant Secretary


Tenant:    ONYX Software Corporation


     By:   FRASER BLACK
           ------------
           Fraser Black

     Its: CFO

STATE OF  New York  )
                    ) ss.
COUNTY OF New York  )

     I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Assistant Secretary of WRC Properties, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                          Dated:      August 14, 1997
                                                 ------------------------------


                                             MARYANNE MAZZONE
                                          -------------------------------------
                                          (Signature)

                                             Maryanne Mazzone
                                          -------------------------------------
                                          (Print Name)
                                          Notary Public, in and for the State
                                          of New York, residing at  Lynbrook
                                             --------               -----------
                                          My Commission Expires  11-23-98
                                                                ---------------

STATE OF ________________________)
                                 ) ss.
COUNTY OF _______________________)

     I certify that I know or have satisfactory evidence that Fraser Black is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of ONYX Software Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument:

                                          Dated:    July 1, 1997
                                                 ------------------------------


                                            KURT LIEBER
                                          -------------------------------------
                                          (Signature)

                                            Kurt Lieber
                                          -------------------------------------
                                          (Print Name)
                                          Notary Public, in and for the State
                                          of  WA    , residing at   Everett
                                             -------               ------------
                                          My Commission Expires  2-04-98
                                                                 --------------

                           THIRD AMENDMENT TO LEASE

                            ADDITION OF SQUARE FEET

     That certain Leased dated February 4, 1997 by and between Teachers Insurance & Annuity Association of America, Inc., a Delaware corporation. as successor to WRC Properties, Inc. . Landlord and ONYX Software Corporation. a Washington corporation, Tenant for the premises located at 320 120th Avenue N.E., Bellevue.WA 98005 Building B, Unit 100 is amended this 13th day of February, 1998, solely as hereinafter described.

     Effective the 15th day of April, 1998 the clauses below are substituted for like numbered clauses in the Lease agreement.

                               Building B         Building A         Building B               Building B         Building C
                               320 120th Ave. NE  310 120th Ave. NE  320 120th Ave. NE        320 120th Ave. NE  330 120th Ave. NE
                               Suite 100          Suite 205          Suite 208                Suite 199          Suite C101A
                               Bellevue, WA       Bellevue, WA       Bellevue, WA             Bellevue, WA       Bellevue, WA
                               98005              98005              98005                    98005              98005

1.e.     Premises Area:        3,476 RSF          3,489 RSF          1,403 RSF                507 RSF            372 RSF

1.g.     Term of Lease:        Commencement:      Commencement:      Commencement:            Commencement:      Commencement:

                               3/5/97             4/7/97             7/1/97 or date of        4/15/98             5/1/98
                               Expiration:        Expiration:        actual occupancy which   Expiration:        Expiration:
                               6/30/99            6/30/99            shall be no later than   6/30/99            6/30/99
                                                                     9/1/97
                                                                     Expiration :
                                                                     6/30/99

1.h.     Base Monthly Rent:    $5,504.00          $5,888.00          $2,368.00                $1,014.00           $ 713.00

1.j.     Annual Expense Base:  1997 Base Year     1997 Base Year     1997 Base Year           1998 Base Year     1998 Base Year

1.l.     Security Deposit*     $5,504.00          $5,888.00          $2,368.00                $1,014.00           $    -0-

*of which $13,760.00 has previously been deposited with Landlord.

     2. PREMISES. Landlord leases to Tenant the premises described in Section 1 and in Exhibit A, Exhibit A-1 and Exhibit A-2 (the "Premises") and Exhibit A-3 and Exhibit A-4 (the "Expansion Space"), located in this project described on Exhibit B, Exhibit B-1 and Exhibit B-2 (the "Projects"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do (see attached Exhibit D).

     All other terms and conditions of the above described Lease shall remain in full force and effect.

Landlord:Teachers Insurance & Annuity
         ----------------------------

Association of America, Inc.
----------------------------

     By:   JAMES P. GAROFALO
        ----------------------------------
           James Garofalo
     Its:  Assistant Secretary

Tenant:  ONYX Software Corporation

     By:   AMY KELLERAN
        ----------------------------------
     Its:   Controller
          --------------------------------

STATE OF NEW YORK    )
                     )ss.
COUNTY OF NEW YORK   )

     I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Assistant Secretary of Teachers Insurance & Annuity Association of America. Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  4-6-98
           ---------------

                                   DEBORAH A. REESE
                              -------------------------------------
                              (Signature)

                                   Deborah A. Reese
                              -------------------------------------
                              (Print Name)
                              Notary Public, in and for the State of New York,
                              residing at   Queens
                                          -------------------------
                              My Commission Expires   1-20-00
                                                    ---------------



STATE OF     WA    )
                   )ss.
COUNTY OF   KING   )

     I certify that I know or have satisfactory evidence that  Amy Kelleran
                                                              ------------------
is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the
instrument and acknowledged it as the controller   of ONYX Software Corporation
                                     --------------
to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  3-9-98
           ----------------

                                   JILL RANKIN
                              -------------------------------------
                              (Signature)

                                   Jill Rankin
                              -------------------------------------
                              (Print Name)
                              Notary Public, in and for the State of New York,
                              residing at   Bothell
                                          -------------------------
                              My Commission Expires   5-19-01
                                                    ---------------